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                                                                    Exhibit 4.11





                              CERTIFICATE OF TRUST

                                       OF

                        ASSOCIATES FIRST CAPITAL TRUST I


                 This Certificate of Trust of Associates First Capital Trust I (the "Trust"), dated September 3, 1998, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.).

                 1. Name. The name of the business trust being formed hereby is Associates First Capital Trust I.

                 2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are as follows:

                 Chase Manhattan Bank Delaware
                 1201 Market Street
                 Wilmington, Delaware  19801
                 Attention:  Corporate Trust Administration

                 3. Effective Date. This Certificate of Trust shall be effective immediately upon filing with the Secretary of State of the State of Delaware.
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                 IN WITNESS WHEREOF, the undersigned, being the trustees of the
Trust, have executed this Certificate of Trust as of the date first above written.

                                        The Chase Manhattan Bank,
                                        as Trustee



                                        By: /s/ ANDREW M. DECK
                                           ------------------------------------
                                        Name: Andrew M. Deck
                                        Title: Trust Officer

                                        Chase Manhattan Bank Delaware,
                                        as Trustee



                                        By: /s/ DENIS KELLY
                                           ------------------------------------
                                        Name: Denis Kelly
                                        Title: Trust Officer

                                        Marvin T. Runyon III
                                        as Trustee

                                        /s/ MARVIN T. RUNYON III
                                        ---------------------------------------


                                        John F. Stillo
                                        as Trustee


                                        /s/ JOHN F. STILLO
                                        ---------------------------------------




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